                                                                    EXHIBIT 99.3





                               SECURITY AGREEMENT

                         dated as of September 27, 1996

                                    Between

                           PATTERSON DRILLING COMPANY

                                      and

                    THE CIT GROUP/EQUIPMENT FINANCING, INC.

                                     INDEX



DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

     1.01. Certain Defined Terms  . . . . . . . . . . . . . . . . . . . . . .   1
           ---------------------
     1.02. Terms Defined in Loan Agreement  . . . . . . . . . . . . . . . . .   2
           -------------------------------

SECURITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

     2.01. The Rigs . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
           --------
     2.02. Continued Priority of Security Interest  . . . . . . . . . . . . .   2
           ---------------------------------------
     2.03. Maintenance of Status of Security Interest . . . . . . . . . . . .   2
           ------------------------------------------
     2.04. Evidence of Status of Security Interest  . . . . . . . . . . . . .   2
           ---------------------------------------
     2.05. Authorized Action  . . . . . . . . . . . . . . . . . . . . . . . .   3
           -----------------
     2.06. The Debtor Remains Obligated: the Secured Party Not Obligated  . .   3
           -------------------------------------------------------------


MAINTENANCE: USE AND OPERATION:
INSPECTION: IDENTIFICATION MARKS  . . . . . . . . . . . . . . . . . . . . . .  3

     3.01. Maintenance  . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
           -----------
     3.02. Use and Operation  . . . . . . . . . . . . . . . . . . . . . . . .  3
           -----------------
     3.03. Inspection . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
           ----------
     3.04. Identification Marks . . . . . . . . . . . . . . . . . . . . . . .  3
           --------------------

REPLACEMENT OF PARTS: ALTERATIONS,
MODIFICATIONS AND ADDITIONS . . . . . . . . . . . . . . . . . . . . . . . . .  4

     4.01. Replacement of Parts . . . . . . . . . . . . . . . . . . . . . . .  4
           --------------------
     4.02. Alterations, Modifications and Additions . . . . . . . . . . . . .  4
           ----------------------------------------

INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

     5.01. Insurance Against Loss or Damage to Rigs . . . . . . . . . . . . .  4
           ----------------------------------------
     5.02. Insurance Against Public Liability and Property Damage . . . . . .  5
           ------------------------------------------------------
     5.03. Delivery of Policies . . . . . . . . . . . . . . . . . . . . . . .  5
           --------------------
     5.04. Notice of Cancellation . . . . . . . . . . . . . . . . . . . . . .  5
           ----------------------
     5.05. No Act Impairing Insurance . . . . . . . . . . . . . . . . . . . .  6
           --------------------------
     5.06. Proof of Loss  . . . . . . . . . . . . . . . . . . . . . . . . . .  6
           -------------
     5.07. Insurances . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
           ----------
     5.08. Payment to Secured Party . . . . . . . . . . . . . . . . . . . . .  6
           ------------------------
     5.09. Application of Proceeds  . . . . . . . . . . . . . . . . . . . . .  7
           -----------------------

EVENT OF DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

         6.01. Event of Default . . . . . . . . . . . . . . . . . . . . . . . . .  7
               ----------------
         6.02. Application of Proceeds  . . . . . . . . . . . . . . . . . . . . .  7
               -----------------------
         6.03. Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
               --------
         6.04. Power of Sale  . . . . . . . . . . . . . . . . . . . . . . . . . .  9
               -------------
         6.05. Power of Attorney - Sale . . . . . . . . . . . . . . . . . . . . .  9
               ------------------------
         6.06. Secured Party to Discharge Liens . . . . . . . . . . . . . . . . .  9
               --------------------------------
         6.07. Payment of Expenses  . . . . . . . . . . . . . . . . . . . . . . . 10
               -------------------
         6.08. Remedies Cumulative  . . . . . . . . . . . . . . . . . . . . . . . 10
               -------------------
         6.09. Cure of Defaults . . . . . . . . . . . . . . . . . . . . . . . . . 10
               ----------------
         6.10. Discontinuance of Proceedings  . . . . . . . . . . . . . . . . . . 11
               -----------------------------

MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

         7.01. Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
               ---------
         7.02. Power of Attorney  . . . . . . . . . . . . . . . . . . . . . . . . 11
               -----------------
         7.03. Irrevocability . . . . . . . . . . . . . . . . . . . . . . . . . . 11
               --------------
         7.04. Further Documents  . . . . . . . . . . . . . . . . . . . . . . . . 11
               -----------------
         7.05. Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
               -------
         7.06. Choice of Law  . . . . . . . . . . . . . . . . . . . . . . . . . . 12
               -------------
         7.07. Severability of Provisions . . . . . . . . . . . . . . . . . . . . 12
               --------------------------

                               SECURITY AGREEMENT

         SECURITY AGREEMENT, dated as of September 27, 1996, between PATTERSON DRILLING COMPANY, a Delaware corporation, its successors and assigns (the "Debtor"), and THE CIT GROUP/EQUIPMENT FINANCING, INC., a New York corporation, together with its successors and assigns (the "Secured Party").

                                R E C I T A L S

         WHEREAS, the Secured Party has agreed to loan to the Debtor up to USD 22,000,000 (the "Loan") to assist the Debtor with the refinancing of existing debt and the purchase of additional drilling equipment pursuant to the Loan Agreement dated the date hereof (the "Loan Agreement") between the Debtor and the Secured Party; and

         WHEREAS, the Secured Party requires, as a condition to the Loan, that the Debtor execute and deliver this Security Agreement to the Secured Party as security for its obligations under the Loan Agreement.

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree and covenant as follows:

                            ARTICLE 1 - DEFINITIONS

         Section 1.01. Certain Defined Terms. For purposes of this Security
Agreement:

         (a) "Insurances" shall mean: (i) all insurances in respect of the Rigs whether now or hereafter to be effected and all renewals of or replacements for the same, (ii) all claims and other moneys and claims for moneys due and to become due under said insurances and (iii) all other rights of the Debtor under or in respect of said insurances.

         (b) "Rigs" shall mean: (i) the forty (40) land drilling rigs as more particularly described in Schedule 1 attached hereto,
                 (ii) all land drilling rigs and drilling equipment acquired with the proceeds of the Loan, and (iii) all metal products, machinery, equipment, materials or other goods of any description whatsoever, used or acquired for use by the Debtor or any other party using or operating the Rigs and all pumps, drilling equipment, drill pipe, machinery, equipment, supplies, parts and other goods of any description whatsoever installed in or affixed to or to be used in connection with any Rig (except the rig hauling trucks owned by the Debtor) or acquired for installation on, affixation to, or use in connection with any Rig.

         Section 1.02. Terms Defined in Loan Agreement. All capitalized terms used in this Security Agreement without definition are used as defined in the Loan Agreement.

                              ARTICLE 2 - SECURITY

         Section 2.01. The Rigs. (a) In consideration of the Loan made pursuant to the Loan Agreement and evidenced by the Note and by way of security for payment of all amounts due thereunder and hereunder, the Debtor does hereby sell, assign, transfer and set over unto, and grant a security interest in favor of the Secured Party and unto the Secured Party's successors' and assigns' for the Secured Party's own proper use and benefit, as security for all amounts due and owing under the Loan Agreement and the Note, all of the Debtor's right, title and interest in and to the Rigs, whether now owned or hereafter acquired and wherever located, and including, without limitation, all parts, additions, alterations or modifications thereto or replacements of any part thereof, whenever made or performed or acquired, and all removed parts until replaced, and any proceeds and products of the foregoing.

         (b) The rights and equipment referred to in this Section 2.01 are collectively referred to herein as the "Collateral".

         Section 2.02. Continued Priority of Security Interest. The Debtor agrees that it will not, without the prior written consent of the Secured Party, create or suffer to exist any lien or security interest upon or in the Collateral or any part thereof other than the lien and security interests created hereby.

         Section 2.03. Maintenance of Status of Security Interest. The Debtor shall take all action that may be necessary or desirable, or that the Secured Party reasonably may request, so as at all times (a) to grant and perfect the security interest in the Collateral intended to be granted hereby and to maintain the validity, enforceability, perfection and priority of the security interest in the Collateral, (b) to protect or preserve the security interest created by this Security Agreement and (c) to protect, preserve, exercise or enforce the rights of the Secured Party therein and hereunder and of the Secured Party under the Loan Agreement and the Note, including but not limited to (1) immediately discharging all security interests, liens, charges, claims and encumbrances ("Liens") on the Collateral other than the security interest and lien created or permitted hereby, (2) executing and delivering Uniform Commercial Code financing statements, continuation statements, notices, instructions and assignments, in each case in form and substance reasonably satisfactory to the Secured Party and not inconsistent with the terms hereof. The Debtor shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect the security interest in the Collateral and shall cause its financial statements to reflect such security interests.

         Section 2.04. Evidence of Status of Security Interest. The Debtor shall from time to time upon request of the Secured Party promptly deliver to the Secured Party such file search reports from such Uniform Commercial Code and other filing and recording offices as may be applicable from time to time as the Secured Party may reasonably designate in order to establish that the perfection and priority of the interest granted hereby are maintained.

         Section 2.05. Authorized Action. The Secured Party is hereby authorized to file one or more financing or continuation statements (including statements of assignment and renewals thereof) or amendments thereto without the signature of, or in the name of, the Debtor. A carbon, photographic or other reproduction of this Security Agreement or of any financing statement filed in connection with this Security Agreement shall be sufficient as a financing statement.

         Section 2.06. The Debtor Remains Obligated: the Secured Party Not Obligated. The grant by the Debtor to the Secured Party of the security interest granted hereby shall not relieve the Debtor from the performance of any term, covenant, condition or agreement on its part to be performed or observed, or from any liability to any person, under or in respect of any of the Collateral or impose any obligation on the Secured Party to perform or observe any such term, covenant, condition or agreement on the Debtor's part to be so performed or observed or impose any liability on the Secured Party for any act or omission on the part of the Debtor relating thereto.

                  ARTICLE 3 - MAINTENANCE: USE AND OPERATION:
                        INSPECTION: IDENTIFICATION MARKS

         Section 3.01. Maintenance. The Debtor, at its sole cost and expense (whether or not applicable insurance proceeds are adequate for the purpose), shall (i) maintain and refurbish the Rigs, so as to keep them in good operating condition, order and repair in the manner of other first class operators of similar drilling rigs, and (ii) keep the Rigs in compliance with all applicable laws, regulations and orders of any governmental authority having jurisdiction with respect thereto.

         Section 3.02. Use and Operation. So long as no Event of Default shall occur and be continuing, the Debtor shall have the full use of the Rigs; provided, however, that the Debtor covenants and agrees that it will not permit the Rigs to be incorporated or installed in or attached to any building or real property in such manner as to become part of or subject to any Liens on such building or real property or so as to preclude the removal thereof without material injury to the Rigs (it being the intention of the parties that the Rigs are, and shall be and remain, personal property throughout the term of the Loan Agreement); and provided, further, that the Rigs shall not be used or operated in any manner contrary to any applicable law, treaty or convention, or any rule or regulation issued thereunder.

         Section 3.03. Inspection. The Debtor shall permit representatives of the Secured Party at any reasonable time, on reasonable notice, to inspect the Rigs, provided that any such inspection will not materially interfere with the normal operation of the Rigs.

         Section 3.04. Identification Marks. The Debtor will cause each Rig to be kept numbered with the identifying number therefor as set forth in Schedule 1 hereto. The Debtor will not change the identifying number of any Rig except in accordance with a statement of new identifying number to be substituted therefor, which statement previously shall have been filed with the Secured Party.

                 ARTICLE 4 - REPLACEMENT OF PARTS: ALTERATIONS,
                          MODIFICATIONS AND ADDITIONS

         Section 4.01. Replacement of Parts. (a) The Debtor, at its sole cost and expense, will as necessary promptly replace all parts on the Rigs which may from time to time become worn out, lost, destroyed, seized, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. All parts at any time removed from the Rigs shall remain subject to the security interest granted herein until such time as such parts shall be replaced by parts which meet the requirements for replacement parts specified below. All replacement parts incorporated or installed in or attached to any of the Rigs as provided by this Section 4.01 shall, without necessity of further act, become part of such Rig for all purposes hereof and subject to the security interest granted herein.

         (b) All replacement parts shall be free and clear of all Liens (other than Liens created or permitted by the Loan Agreement) and shall be in as good operating condition as, and shall have a value and utility at least equal to the parts replaced, assuming such replaced part to be maintained in accordance with the terms of this Security Agreement.

         Section 4.02. Alterations, Modifications and Additions. The Debtor, at its sole expense, will make such alterations and modifications in and additions to the Rigs as may be required from time to time by any relevant governmental authority or as may be deemed necessary from time to time by the Debtor, whether upon the recommendation of any manufacturer or otherwise, for the purpose of the safe operation of the Rigs (any such alteration, modification or addition as may be so required or so deemed necessary being herein called a "Required Modification"). In addition, the Debtor, at its sole expense, may from time to time make such other alterations and modifications in and additions to the Rigs as the Debtor may deem desirable in the proper conduct of its business (any such alteration, modification or addition as may be so deemed desirable being herein called an "Optional Modification"); provided, however, that (i) any Required Modification shall be expeditiously completed in a good and workmanlike manner, in compliance with all legal requirements applicable thereto, and (ii) no Optional Modification shall diminish the value or utility of any Rig or impair the operating condition thereof below the value, utility and operating condition thereof immediately prior to such Optional Modification, assuming that such Rig was then of the value or utility and in the operating condition required to be maintained by the terms of this Security Agreement. All parts incorporated or installed in or attached to any Rig as a result of any alteration, modification or addition which are not readily removable without damage to such Rig shall, without necessity of further act, become part of such Rig for all purposes hereof and subject to the security interests granted herein.

                             ARTICLE 5 - INSURANCE

         Section 5.01. Insurance Against Loss or Damage to Rigs. The Debtor covenants and agrees that it will, without cost to the Secured Party, maintain or cause to be maintained in effect with respect to the Rigs throughout the term of this Security Agreement with such underwriters against such risks and with deductibles under the broadest policy forms currently available from time to time and carried by prudent owners of similar equipment engaged in similar drilling operations (at the time of issue of the policies in question) and approved by the Secured Party in accordance with applicable law, an all risk physical damage insurance policy insuring the Rigs against, among other things, loss, damage or destruction thereof from fire, explosion, windstorm, theft, breakage, and such other risks as the Debtor may deem necessary or desirable in an amount in U.S. dollars equal to, except as otherwise approved or required in writing by the Secured Party, the greater of the full replacement cost of the Rigs or the outstanding balance of the Loan. Each policy of insurance with respect to the Rigs shall provide that the Secured Party shall be the sole loss payee without liability for the payment of premiums. All insurance maintained under this Article 5 shall be primary insurance without right of contribution against any other insurance maintained by the Secured Party and shall contain provisions waiving underwriters' rights of subrogation thereunder against the Secured Party and any assured named in such policy and any assignee of the Secured Party and any assured.

         Section 5.02. Insurance Against Public Liability and Property Damage. The Debtor covenants and agrees that it will, without cost to the Secured Party, maintain or cause to be maintained in effect with respect to the Rigs throughout the term of this Security Agreement with such underwriters and under the broadest policy forms currently available from time to time and carried by prudent owners of similar equipment engaged in similar drilling operations (at the time of issue of the policies in question) and approved by the Secured Party in accordance with applicable law, commercial general liability and pollution liability insurance policies insuring against liabilities for any injury to the person of others and any damage to the property of others arising from such risks, with such reasonable deductibles (not in excess of USD 100,000 including any self-insurance) and in such amounts (but not less than a total general liability coverage of USD 10,000,000). Any insurance policies maintained in accordance with this Section 5.02 shall include the Secured Party as an additional insured without liability for the payment of premiums. Each such policy shall also include effective waivers by the insurer of all claims for insurance premiums against the Secured Party. All provisions of the liability insurance policies, except for the limits of liability, shall operate in the same manner as if there were a separate policy of insurance covering each insured. Furthermore, each such policy shall provide or be endorsed to provide that violation of the terms, conditions or warranties of any policy of insurance by the Debtor shall not invalidate any such insurance coverage insofar as the interests of the Secured Party are concerned.

         Section 5.03. Delivery of Policies. The Debtor will deliver to the Secured Party original cover notes and true and correct copies of all policies and binders and all endorsements and riders amendatory thereof, evidencing insurance required to be carried and maintained by this Article 5. The Secured Party shall not be responsible for any representations or warranties made to the underwriters by the Debtor in connection with any policy of insurance referred to herein.

         Section 5.04. Notice of Cancellation. At the Debtor's expense the Debtor will cause the relevant insurance brokers to agree to, and the Debtor hereby covenants and agrees that it will, advise the Secured Party of any expiration, termination, nonrenewal, alteration or cancellation of any policy, any default in the payment of any premium and of any other act or omission on the part of the Debtor of which it has knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the Rigs. All policies required hereby shall provide for not less than thirty (30) days prior written notice to be received by the Secured Party of the termination or cancellation of the insurance evidenced thereby, unless such termination or cancellation is a result of non-payment of premiums in which case ten (10) days prior written notice shall be given to the Secured Party. The Debtor agrees that, unless the Insurances by their terms provide that they cannot cease (by reason of nonrenewal or otherwise) without the Secured Party being informed and having the right to continue the insurance by paying any premiums not paid by the Debtor, receipts showing payment of premiums for required insurance and also of demands from underwriters shall be in the hands of the Secured Party at least fourteen (14) days before the risk in question commences.

         Section 5.05. No Act Impairing Insurance. The Debtor will not do or omit any act, nor voluntarily suffer or permit any act to be done or omitted, whereby the Insurance required to be carried or maintained hereunder shall or may be suspended, impaired or canceled, and will not use or operate, or permit the Rigs to be used or operated for purposes more hazardous than permitted by the terms of the insurance policies carried by the Debtor pursuant to this
Article 5, without having previously notified the Secured Party in writing and insured the Rigs by additional coverage to extend to such uses, operations or risks.

         Section 5.06. Proof of Loss. The Debtor will, at its own expense, make or cause to be made all proofs of loss and take, or cause to be taken, all other action necessary or appropriate to make collections from the underwriters of insurance required to be carried and maintained by this Article 5.

         Section 5.07. Insurances. It is expressly agreed that anything herein contained to the contrary notwithstanding, the Debtor shall remain liable under the Insurances referred to in Sections 5.01 and 5.02 above to perform all of the obligations assumed by it thereunder and the Secured Party shall have no obligation or liability under the Insurances by reason of or arising out of this Security Agreement nor shall the Secured Party be required or obligated in any manner to perform or fulfill any obligations of the Debtor under or pursuant to the Insurances or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder at any time or times.

         Section 5.08. Payment to Secured Party. Unless the Secured Party shall otherwise agree, all amounts of whatsoever nature payable under any Insurances must be payable to the Secured Party for distribution first to itself under this Security Agreement and thereafter to the Debtor or others as their interests may appear. Nevertheless, until an Event of Default shall have occurred and be continuing, (i) amounts payable under any insurance on the Rigs with respect to public liability and property damage may be paid directly to the Debtor to reimburse it for any loss, damage or expense incurred by it and covered by such insurance or to the person to whom any liability covered by such insurance has been incurred provided that the underwriter shall have first received evidence that the liability insured against has been discharged, and
(ii) amounts payable under any Insurances with respect to the Rigs involving any damage to the Rigs not constituting an actual or constructive total loss, may be paid by underwriters directly for the repair, salvage or other charges involved or, if the Debtor shall have first fully repaired the damage or paid all of the salvage or other charges, may be paid to the Debtor as reimbursement therefor; provided, however, that if such amounts (including any franchise or deductible) are in excess of USD 100,000, the underwriters shall not make such payment without first obtaining the written consent of the Secured Party.

         Section 5.09. Application of Proceeds. All amounts paid to the Secured Party in respect of any Insurance on the Rigs shall be disposed of as follows (after deduction of the reasonable expenses of the Secured Party in collecting such amounts):

         (i) any amount which might have been paid at the time, in accordance with the provisions of Sections 5.01 and 5.02 above, directly to the Debtor or others shall be paid by the Secured Party to, or as directed by, the Debtor to be applied toward the repair or replacement of the damaged Rigs; and

         (ii) all amounts paid to the Secured Party in respect of an actual or constructive total loss of the Rigs shall be applied by the Secured Party to the payment of amounts due under the Loan Agreement pursuant to Section 1.05(c) of the Loan Agreement.

                          ARTICLE 6 - EVENT OF DEFAULT

         Section 6.01. Event of Default. Event of Default hereunder shall have the meaning set forth in Article IV of the Loan Agreement.

         Section 6.02. Application of Proceeds. Any sums recovered hereunder after an Event of Default shall have occurred and be continuing shall be applied as follows:

         First: To the payment of all reasonable expenses and charges, including the expenses of any sale, the expenses of any retaking, attorney's fees, court costs, and any other expenses or advances made or incurred by the Secured Party in the protection of its rights or the pursuance of its remedies hereunder;

         Second: To the payment of the amounts outstanding under the Loan Agreement, the Note and this Security Agreement, whether due or not, including interest thereon to the date of such payment and, if applicable, compensatory interest to the date of such payment; and

         Third: To the payment of any surplus thereafter remaining to the Debtor or to whomsoever may be entitled thereto.

         Section 6.03. Remedies. Upon the occurrence and during the continuance of an Event of Default, the security interest created by this Security Agreement shall become immediately enforceable and, without limitation, the enforcement remedies specified can be exercised irrespective of whether or not the Secured Party has exercised the right of acceleration under the Loan Agreement and the Secured Party shall have the right to:

         (i) Upon the declaration by the Secured Party that all the then unpaid obligations of the Debtor under the Loan Agreement and the Note are due and payable immediately, the same shall become and be immediately due and payable (provided no declaration shall be required if an Event of Default shall have occurred under Article IV (F) or (G) of the Loan Agreement).

         (ii) Demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but the Secured Party shall be under no obligation so to do, or the Secured Party may extend the time of payment, arrange for payment in installments or otherwise modify the terms of, or release any of the Collateral, without hereby incurring responsibility to, or discharging or otherwise affecting any liability of the Debtor. The Secured Party shall be under no duty to protect, secure, perfect or insure the Collateral.

         (iii) Require that all policies, contracts, certificates of entry and other records relating to the Insurances (including details of and correspondence concerning outstanding claims) be forthwith delivered to or to the order of the Secured Party.

         (iv) Collect, recover, compromise and give a good discharge for any and all moneys and claims for moneys then outstanding or thereafter arising under the Insurances and to permit any brokers through whom collection or recovery is effected to charge the usual brokerage therefor.

         (v) Require the Debtor to assemble the Collateral and all books and records relating thereto and to make the same available to the Secured Party at a location designated by the Secured Party.

         (vi) The Secured Party shall have the rights and remedies with respect to the Collateral of a secured party under the Texas Uniform Commercial Code, whether or not such code is in effect in the jurisdiction where the rights and remedies are then asserted and any other rights granted pursuant to applicable law. In addition, the Secured Party is hereby granted the right to sell or cause to be sold in Houston, Texas or elsewhere, in one or more sales or parcels, at such price or prices as it may deem best and for cash or on credit or for future delivery, without assumption of any credit risks, all or any of the Collateral, at any broker's board or at public or private sale, without demand of performance or notice of intention to sell, or of time or place of sale (except ten (10) Business Days prior written notice to the Debtor at the Debtor's address set forth in the Loan Agreement and the Debtor waives all other notice of such sale), and the Secured Party may be the purchaser of any or all the Collateral so sold and thereafter hold the same absolutely free from any claim or right of whatsoever kind, including any right or equity or redemption of Debtor, any such demand, notice, right or equity being hereby expressly waived and released (to the extent permitted by applicable statute). Debtor will pay to the Secured Party all expenses (including fees and disbursements of counsel) of, or incidental to, the enforcement of any of the provisions hereof or of any of the obligations of the Debtor, of any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral or receipt of the proceeds thereof and for the care or preservation of the Collateral, including expenses of insurance; and all such expenses shall be





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
obligations of the Debtor within the terms of this Security Agreement and the Loan Agreement. All proceeds from the sale or other disposition of the Collateral shall be held and applied by the Secured Party in the manner provided for in Section 6.02 hereof. The Debtor agrees that any sale made in accordance with the provisions of this Section 6.03 shall be deemed made in a commercially reasonable manner insofar as it is concerned.

         (vii) If an Event of Default shall have occurred and be continuing hereunder, the Debtor hereby appoints the Secured Party its true and lawful attorney-in-fact, with full power of substitution, to enforce its rights under any drilling contracts or leases concerning the Rigs, and to take any action which the Secured Party may deem necessary or appropriate to protect and preserve the security interest in the Rigs granted herein.

         Section 6.04. Power of Sale. Any sale of the Collateral made pursuant to the terms of this Security Agreement, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Debtor therein and thereto, and shall bar the Debtor and all persons claiming by, through or under the Debtor. No purchaser shall be bound to inquire whether notice has been given, or whether any default has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof. In case of any such sale, the Secured Party, if it is the purchaser, shall be entitled, for the purpose of making settlement or payment for the property purchased, to use and apply the obligations of the Debtor under the Loan Agreement and the Note in order that there may be credited against the amount remaining due and unpaid thereon the sums payable out of the net proceeds of such sale to the Secured Party after allowing for the costs and expense of sale and other charges. At any such sale, the Secured Party may bid for and purchase such property and upon compliance with the terms of sale may hold, retain and dispose of such property without further accountability therefor.

         Section 6.05. Power of Attorney - Sale. The Secured Party is hereby irrevocably appointed attorney-in-fact of the Debtor upon the happening and during the continuance of any Event of Default to execute and deliver to any purchaser aforesaid, and is hereby vested with full power and authority to make, in the name and in behalf of the Debtor, a good conveyance of the title to the Collateral so sold. Any person dealing with the Secured Party or its attorney in-fact shall not be put on enquiry as to whether the power of attorney contained herein has become exercisable. In the event of any sale of any of the Collateral, under any power herein contained, the Debtor will, if and when required by the Secured Party, execute such form of conveyance of the Collateral as the Secured Party may direct or approve.

         Section 6.06. Secured Party to Discharge Liens. The Debtor authorizes and empowers the Secured Party or its appointees or any of them to appear in the name of the Debtor in any court of any country or nation of the world where a suit is pending against any of the Collateral because of or on account of any alleged lien against any of the Collateral from which the Collateral has not been released and to take such reasonable steps towards the defense of such suit and the purchase or discharge of such lien. All reasonable expenditures made or incurred by them or any of them for the purpose of such defense or purchase or discharge shall be a debt due from the Debtor to the Secured Party and shall be secured by the lien of this Security





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
Agreement in like manner and extent as if the amount and description thereof were written herein.

         Section 6.07. Payment of Expenses. The Debtor covenants that upon the happening and during the continuance of any Event of Default, then, upon written demand of the Secured Party, the Debtor will pay to the Secured Party the whole amount due and payable in respect of the obligations of the Debtor under the Loan Agreement and the Note; and in case the Debtor shall fail to pay the same forthwith upon such demand, the Secured Party shall be entitled to recover judgment for the whole amount so due and unpaid, together with such further amounts as shall be sufficient to cover the reasonable compensation to the Secured Party or its agents, attorneys and counsel and any necessary advances, expenses and liabilities made or incurred by it or them hereunder. All moneys collected by the Secured Party under this Section 6.07 shall be applied in accordance with the provisions of Section 6.02 above.

         Section 6.08. Remedies Cumulative. Each and every power and remedy herein given to the Secured Party shall be cumulative and shall be in addition to every other power and remedy herein given or now or hereafter existing at law, in equity or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Secured Party, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. The Secured Party shall not be required or bound to enforce any other of its rights under any other agreement or instrument securing the Loan prior to enforcing its rights under this Security Agreement. No delay or omission by the Secured Party in the exercise of any right or power or in the pursuance of any remedy accruing upon any Event of Default shall impair any such right, power or remedy or be construed to be a waiver of any such Event of Default or to be an acquiescence therein; nor shall the acceptance by the Secured Party of any security or of any payment of or on account of the obligations of the Debtor under the Loan Agreement or the Note maturing after any Event of Default or of any payment on account of any past default be construed to be a waiver of any right to exercise any remedies due to any future Event of Default or of any past Event of Default not completely cured thereby. No consent, waiver or approval of the Secured Party shall be deemed to be effective unless in writing and duly signed by the Secured Party; any waiver by the Secured Party of any of the terms of this Security Agreement or any consent given under this Security Agreement shall only be effective for the purpose and on the terms which it is given and shall be without prejudice to the right to give or withhold consent in relation to future matters.

         Section 6.09. Cure of Defaults. If at any time after an Event of Default and prior to the actual sale of any of the Collateral by the Secured Party or prior to any enforcement or foreclosure proceedings the Debtor offers completely to cure all Events of Default and to pay all expenses, advances and damages to the Secured Party consequent on such Events of Default, with interest at the interest rate set forth in Section 1.04(c) of the Loan Agreement (but subject in all cases to the limitations set forth in Section 1.04(d) of the Loan Agreement), then the Secured Party may (but shall not be obligated to) accept such offer and payment and restore the

Debtor to its former position, but such action, if taken, shall not affect any subsequent Event of Default or impair any rights consequent thereon.

         Section 6.10. Discontinuance of Proceedings. In case the Secured Party shall have proceeded to enforce any right, power or remedy under this Security Agreement by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Party, then and in every such case the Debtor and the Secured Party shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Security Agreement, and all rights, remedies and powers of the Secured Party shall continue as if no such proceedings had been taken.

                           ARTICLE 7 - MISCELLANEOUS

         Section 7.01. Contracts. It is expressly agreed that anything herein contained to the contrary notwithstanding, the Secured Party shall have no obligation or liability under any drilling contract, lease or other contract concerning the use or operation of the Rigs by reason of or arising out of this Security Agreement nor shall the Secured Party be required or obligated in any manner to perform or fulfill any obligations of the Debtor under or pursuant to any drilling contract, lease or other contract concerning the use or operation of the Rigs or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim, or to take other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled to hereunder at any time or times.

         Section 7.02. Power of Attorney. The Debtor does hereby constitute the Secured Party, its successors and assigns, the Debtor's true and lawful attorney, irrevocably, with full power (in the name of the Debtor or otherwise), if an Event of Default shall have occurred and be continuing, to ask, require, demand, receive, compound and give acquittance for any and all moneys, claims, property and rights hereby assigned, and claims for moneys due and to become due under or arising out of the Collateral hereby assigned, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or institute any proceedings which the Secured Party may deem to be necessary or advisable in the premises.

         Section 7.03. Irrevocability. The powers and authority granted to the Secured Party herein have been given for a valuable consideration and are hereby declared to be irrevocable.

         Section 7.04. Further Documents. The Debtor agrees that at any time and from time to time, upon the written request of the Secured Party, it will promptly and duly execute and deliver any and all such further instruments and documents as the Secured Party may reasonably deem desirable in obtaining the full benefits of this Security Agreement and of the rights and powers herein granted.





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
         Section 7.05. Notices. All notices or other communications which are required to be made hereunder to the Debtor shall be made in the manner and to the address for the Debtor provided in Section 5.01 of the Loan Agreement and if to the Secured Party in the manner and to the address for the Secured Party provided in Section 5.01 of the Loan Agreement.

         Section 7.06. Choice of Law. This Security Agreement shall be governed by the internal laws of the State of Texas and may not be amended or changed except by an instrument in writing signed by both parties hereto.

         Section 7.07. Severability of Provisions. Any provision of this Security Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the Debtor hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed by their duly authorized officers all as of the date noted above.

                                           PATTERSON DRILLING COMPANY

                                           By: /s/ James C. Brown
                                              --------------------------------
                                           Name:   James C. Brown
                                                ------------------------------
                                           Title:  Vice President-Finance
                                                 -----------------------------

                                           THE CIT GROUP/EQUIPMENT
                                            FINANCING, INC.

                                           By:  /s/ Joseph M. Pitch
                                              --------------------------------
                                           Name:    Joseph M. Pitch
                                                ------------------------------
                                           Title:   Vice President
                                                 -----------------------------





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